INVENTORIES	9 Months Ended
Sep. 30, 2024
INVENTORIES
INVENTORIES

NOTE 4 — INVENTORIES

Inventories are stated at the lower of cost (average cost method) or net realizable value. The Company reduces the carrying value of inventories for those items that are potentially in excess, obsolete or slow-moving based on changes in customer demand, technology developments or other economic factors. The Company did not recognize any reduction in the carrying value of its inventories during the nine months ended September 30, 2024 or 2023.

Inventories consist of parts for the satisfaction of the Company’s performance obligations. These parts primarily consist of manufacturing hardware, wiring, and piping. The Company’s inventory balances consisted of the following at September 30, 2024 and December 31 2023 (in thousands):

	September 30, 2024	December 31, 2023
Parts	$181	$251
Finished Goods	139	26
Total	$320	$277